UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

GIA Investments Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-169955	42-1772642
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4790 Caughlin Parkway, Suite 387, Reno, Nevada 89519
(Address of principal executive offices and Zip Code)

775.851.7397
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On September 16, 2013, we entered into a written Definitive Agreement with Worldwide Media Investments Corp, a company incorporated in Anguilla (“Worldwide”) (the “Definitive Agreement”).

Pursuant to the provisions of the Definitive Agreement, Worldwide and we agreed that Worldwide would acquire NOWnews Network Co. Ltd., a media company incorporated in Taiwan R.O.C. (“NOWnews”), pursuant to a stock purchase agreement, and Worldwide will fund the operations of NOWnews for a period of approximately 8 months. Additionally, pursuant to the Definitive Agreement, Worldwide and we acknowledged that Worldwide desires to be acquired by an unidentified company (defined in the Definitive Agreement as “Company A”), pursuant to a stock exchange agreement, and Company A will be a participant in the OTCQB.

Pursuant to the provisions of the Definitive Agreement, prior to the acquisition of Worldwide by Company A, Worldwide will increase its capital by $1,000,000 from contributions from Worldwide’s existing shareholders for the purpose of supporting the operations of NOWnews for that 8 month period, and those operations will be supported by Worldwide by loans from Worldwide to NOWnews, on an as needed basis.

As specified in the Definitive Agreement, we intend to acquire 15% of the issued and outstanding shares of Company A’s common stock in exchange for our payment of $3,000,000, and Worldwide intends that its existing shareholders will acquire 84% of the issued and outstanding shares of Company A’s common stock.

The foregoing information regarding the Definitive Agreement is not intended to be complete and is qualified in its entirety by reference to the complete text of the Definitive Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information specified in this Current Report on Form 8-K, including Exhibit 1.1, that is furnished pursuant to this Item 1.01, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

(d)    The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Definitive Agreement dated September 16, 2013.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K for the most fiscal recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to specify circumstances or events that occur after the date the forward-looking statements are made.

You are cautioned not to place undue reliance on those forward looking statements, which speak only as the date hereof.  All such forward looking statements are qualified in their entirety by the foregoing cautionary statements, and the Company undertakes no obligation to revise or update this Current Report on Form 8-K to specify events or circumstances after the date hereof.  This caution is made pursuant to the safe harbor provisions of Section 21E of the Private Securities Ligation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

GIA Investments Corp.

Dated: September 18, 2013	By:	/s/ Heer Hsiao
Heer Hsiao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Definitive Agreement dated September 16, 2013.